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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                 OCTOBER 2, 2001

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 1-9466                                13-3216325
        (Commission File Number)            (IRS Employer Identification No.)

                            3 WORLD FINANCIAL CENTER
                           NEW YORK, NY          10285
                         (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:

                                 (201) 524-2000



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Item 7.     Financial Statements and Exhibits

            (c)   Exhibits

      The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing $21,000,000 aggregate principal amount of the Registrant's PRUDENTS(SM) (Prudential Research Universe Diversified Equity Notes(SM)) Due July 2, 2006 (filed herewith)

4.02 Calculation Agency Agreement, dated as of October 2, 2001, between Lehman Brothers Holdings Inc. and Lehman Brothers Inc., as calculation agent, relating to the Registrant's PRUDENTS(SM) (Prudential Research Universe Diversified Equity Notes(SM)) Due July 2, 2006 (filed herewith)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEHMAN BROTHERS HOLDINGS INC.
                                             (Registrant)


Date: October 2, 2001               By: /s/ Barrett S. DiPaolo
                                        --------------------------------------
                                        Barrett S. DiPaolo

                                  EXHIBIT INDEX

Exhibit No. Exhibit
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4.01 Global Security representing $21,000,000 aggregate principal amount of the Registrant's PRUDENTS(SM) (Prudential Research Universe Diversified Equity Notes(SM)) Due July 2, 2006

4.02 Calculation Agency Agreement, dated as of October 2, 2001, between Lehman Brothers Holdings Inc. and Lehman Brothers Inc., as calculation agent, relating to the Registrant's PRUDENTS(SM) (Prudential Research Universe Diversified Equity Notes(SM)) Due July 2, 2006